UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2019

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Fusion Connect, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001- 32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Lexington Avenue, Suite 1718, New York, NY 10170
(Address of principal executive offices, including zip code)

(212) 201-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 16, 2019, Fusion Connect, Inc. (the “Company”) received a notification of deficiency (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5250(f) because the Company has not paid certain fees due to Nasdaq.

The Notice indicated that this matter serves as an additional basis for delisting the Company’s securities from The Nasdaq Stock Market. As previously reported on April 10, 2019, Nasdaq notified the Company that it was no longer in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”). The Company was given until June 3, 2019 to submit a plan to regain compliance, however, the Company is now under review by an Adjudicatory Body for the fee delinquency and its plan of compliance can no longer be considered unless the Company pays all outstanding fees and engages in an appeals process.

The Company has decided that it is not in its best interest to challenge the staff’s determination at this time and anticipates, as indicated in Nasdaq’s letter, that the Company’s common stock will be delisted from The Nasdaq Global Market and suspended effective at the opening of business on April 25, 2019. The Company’s common stock will remain listed on Nasdaq under the symbol FSNN until delisted. A Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing on The Nasdaq Global Market.

Following the delisting, the Company anticipates that its common stock will be eligible to be quoted on the over-the-counter market, but no assurance can be made that trading in the Company’s common stock on the over-the-counter market will commence or be maintained. The over-the-counter market is a significantly more limited market than The Nasdaq Global Market, and the transition to the over-the-counter market is likely to result in there being a less liquid market available for existing and potential holders of the Company’s common stock, and could further depress the trading price of the Company’s common stock.

On April 19, 2019, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 19, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: April 19, 2019	By:	/s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel